UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  Form 8-K/A-1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2005


                               GRAPHON CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      0-21683                   13-3899021
(State or other jurisdiction of  (Commission file            (IRS Employer
incorporation or organization)       Number)              Identification Number)

        3130 Winkle Avenue, Santa Cruz, CA                95065
     (Address of principal executive offices)          (Zip Code)

                  Registrant's telephone number: (800) 472-7466

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communication pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of the Business Acquired


                          Independent Auditor's Report

Board of Directors
Network Engineering Software, Inc.
San Jose, California

We have audited the accompanying balance sheets of Network Engineering Software, Inc. (the "Company") as of October 31, 2004 and 2003, and the related statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at October 31, 2004 and 2003, and results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has an accumulated deficit of $8,370,900 and negative working capital of $5,674,500. These conditions raise substantial doubt about its ability to continue as a going concern. As discussed in Note 8, the Company was acquired on January 31, 2005. The financial statements do not include any adjustments that may result from the outcome of this uncertainty or the sale of the Company.



/s/ Macias Gini & Company LLP
Macias Gini & Company LLP
Sacramento, California
April 17, 2005


                       NETWORK ENGINEERING SOFTWARE, INC.
                                 BALANCE SHEETS
                            OCTOBER 31, 2004 AND 2003


                                                   2004           2003
                                              ------------   ------------
Assets
 Cash                                         $          -   $      5,900
                                              ============   ============
Liabilities and Stockholders' Deficit
 Accounts payable                             $     81,200   $         -
 Accrued payroll                                 3,100,000     2,550,000
 Notes payable, related party                    1,320,100     1,266,500
 Accrued interest, related party                   771,600       635,900
 Notes payable                                      25,000        25,000
 Accrued interest                                   20,000        17,500
 Other liabilties                                  356,600        22,400
                                              ------------   -----------
Total Current Liabilities                        5,674,500     4,517,300
                                              ------------   -----------
Stockholders' Deficit Common stock, no
 par value, 100,000 shares authorized,
 80,142 and 67,182 shares issued and
 outstanding at  October 31, 2004
 and 2003, respectively                          2,696,400     2,686,400
 Accumulated deficit                            (8,370,900)   (7,197,800)
                                              ------------   -----------
Total Stockholders' Deficit                     (5,674,500)   (4,511,400)
                                              ------------   -----------
Total Liabilities and Stockholders' Deficit   $          -   $     5,900
                                              ============   ===========



 The accompanying notes are an integral part of these financial statements










              (Remainder of page intentionally left blank)


                       NETWORK ENGINEERING SOFTWARE, INC.
                            STATEMENTS OF OPERATIONS
                  FOR THE YEARS ENDED OCTOBER 31, 2004 AND 2003



                                          2004           2003
                                      ------------    ------------
Revenue                               $          -    $          -
                                      ------------    ------------
Operating Expenses:
 Salary and wages                          550,000         550,000
 General and administrative                484,900         192,100
                                      ------------    ------------
Total Operating Expenses                 1,034,900         742,100
                                      ------------    ------------
Interest expense                          (138,200)       (216,800)
                                      ------------    ------------
Net Loss                              $ (1,173,100)   $   (958,900)
                                      ============    ============



 The accompanying notes are an integral part of these financial statements












              (Remainder of page intentionally left blank)


                               NETWORK ENGINEERING SOFTWARE, INC.
                              STATEMENTS OF STOCKHOLERS' DEFICIT
                         FOR THE YEARS ENDED OCTOBER 31, 2004 AND 2003


                                       Common Stock
                              -------------------------------      Accumulated
                                  Shares           Amount            Deficit            Total
                              -------------     -------------     -------------     -------------
Balance, November 1, 2002            67,182     $   2,686,400     $  (6,238,900)    $  (3,552,500)
 Net loss                               -                 -            (958,900)         (958,900)
                              -------------     -------------     -------------     -------------
Balance, October 31, 2003            67,182         2,686,400        (7,197,800)       (4,511,400)
 Stock issued                        12,960            10,000               -              10,000
 Net loss                               -                 -          (1,173,100)       (1,173,200)
                              -------------     -------------     -------------     -------------
Balance, October 31, 2004            80,142         2,696,400     $  (8,370,900)    $  (5,674,600)
                              =============     =============     =============     =============





 The accompanying notes are an integral part of these financial statements



              (Remainder of page intentionally left blank)


                       NETWORK ENGINEERING SOFTWARE, INC.
                            STATEMENTS OF CASH FLOWS
                  FOR THE YEARS ENDED OCTOBER 31, 2004 AND 2003


                                                        2004              2003
                                                   -------------     -------------
Cash Flows From Operating Activities:
 Net Loss                                          $  (1,173,100)    $    (958,900)
 Adjustments to reconcile net loss
 to cash used in operating activities:
  Changes in:
   Accounts payable                                       81,200               -
   Accrued payroll                                       550,000           550,000
   Accrued interest, related party                       135,700           214,900
   Accrued interest                                        2,500             2,500
   Other liabilities                                     334,200            (8,200)
                                                   -------------     -------------
Net Cash Used in Operating Activities                    (69,500)         (199,700)
                                                   -------------     -------------
Cash Flows From Financing Activities:
 Proceeds from related party notes payable               124,500           302,000
 Repayment of related party notes payable                (70,900)         (108,500)
 Proceeds from issuance of shares                         10,000               -
                                                   -------------     -------------
Net Cash Provided by Financing Activities                 63,600           193,500
                                                   -------------     -------------
Net Change in Cash Flows                                  (5,900)           (6,200)

Cash and Cash Equivalents, beginning of year               5,900            12,100
                                                   -------------     -------------
Cash and Cash Equivalents, end of year             $         -       $       5,900
                                                   =============     =============






     The accompanying notes are an integral part of these financial statements.











              (Remainder of page intentionally left blank)

NETWORK ENGINEERING SOFTWARE, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 31, 2004 AND 2003


Note 1.  Description of Business

Network Engineering Software, Inc. (the "Company") develops and licenses proprietary Internet based intellectual property. The Company was originally incorporated in California in 1980 as Scientific Research Management Corporation. It changed its name to Network Engineering Technologies, Inc. in August 1996 and to Network Engineering Software, Inc. in April 1997.

Note 2.  Significant Accounting Policies

Basis of Accounting - The accompanying financial statements have been presented on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could materially differ from those estimates under different assumptions or conditions.

Revenue Recognition - The Company recognizes license revenue when persuasive evidence of an arrangement exists, delivery occurs or services are rendered, the sales price or fee is fixed or determinable and collectibility is reasonably assured. The Company did not generate any revenue for the years ended October 31, 2004 and 2003 from its licensing activities.

Cash and Cash Equivalents - Cash equivalents are investments with maturities of three months or less at the time of purchase.

Stock Based Compensation - The Company accounts for stock-based awards using the intrinsic value method of accounting in accordance with Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees" and related interpretations. As such, compensation is recorded on the date of issuance or grant as the excess of the current estimated fair value of the underlying stock over the purchase or exercise price. Any deferred compensation is amortized over the respective vesting periods of the equity instruments, if any. The Company has adopted the disclosure provisions of Statement of Financial Accounting Standards No. 123 (SFAS No. 123), "Accounting for Stock-Based Compensation" which permits nonpublic entities to provide pro forma net loss and net loss per share disclosure for stock-based compensation as if the minimum value method defined in SFAS No. 123 had been applied. The Company had no stock options outstanding during the years ended October 31, 2004 and 2003.

As required by SFAS No. 123, transactions with nonemployees, in which goods or services are the consideration received for the issuance of equity instruments, are accounted for under the fair value basis in accordance with SFAS No. 123. There were no such transactions during the years ended October 31, 2004 and 2003.

Income Taxes - The Company has elected to be taxed for both federal and state income tax purposes under the provisions of subchapter S of the Internal Revenue Code and corresponding state provisions. Under such provisions, the shareholders report their share of the Company's taxable earnings on their personal income tax returns. The Company is subject to a 1.5% income tax on its taxable income.

Income taxes are computed using the asset and liability method for income taxes specified by Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting for Income Taxes", under which deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. Deferred income taxes are insignificant.

Recent Pronouncements - In December 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 123R, "Share-Based Payment", which replaces SFAS No. 123 and supercedes APB Opinion No. 25. SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values beginning with the first interim or annual period after December 15, 2005, with early adoption encouraged. The pro forma disclosures previously permitted under SFAS No. 123 no longer will be an alternative to financial statement recognition. Management of the Company does not expect that the adoption of SFAS No. 123R will have a material impact on its results of operations or financial condition.

In December 2004, the FASB issued SFAS No. 153, "Exchange of Nonmonetary Assets-An Amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions". SFAS No. 153 eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, "Accounting for Nonmonetary Transactions," and replaces it with an exception for exchanges that do not have commercial substance. SFAS No. 153 specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS No. 153 is effective for the fiscal periods beginning after June 15, 2005. Management of the Company does not expect that the adoption of SFAS No. 153 will have a material impact on its results of operations or financial condition.

Note 3.  Fixed Assets

The Company did not have significant fixed assets as of November 1, 2002. As the assets have been fully depreciated and are not significant, they are not presented in the financial statements.

Note 4.  Notes Payable, Related Party

In 1997, the Company's president and majority shareholder purchased a note payable of the Company held by a bank in exchange for a promissory note (Purchased Note) from the Company. The Purchased Note bears interest at 10.25% per annum and has no stated maturity. The Purchased Note is secured by the assets of the Company. In connection with the sale of the Company (see Note 9), the Company's president and majority shareholder agreed to forgive the outstanding balance on the Purchased Note and related accrued interest totaling $1,445,800 at January 31, 2005.

A significant shareholder (Shareholder) in the Company has provided financing for the Company's operations (Shareholder Note). The Shareholder Note bears interest at 9% per annum and does not have a stated maturity date. In 2004, the Shareholder filed an action against the Company in an attempt to obtain payment for this note. In connection with the sale of the Company (see Note 9), a third party investor in GraphOn Corporation (Investor) made a payment of $665,000 to settle this litigation and obtain a release of any further claim against the Company.

At October 31, 2004 and 2003, the balance of the related party notes payable and related party accrued interest consisted of the following:

                                     2004                         2003
                         ---------------------------   ---------------------------
                                           Accrued                        Accrued
                           Principal      Interest       Principal       Interest
                         ------------   ------------   ------------   ------------
     Purchased Note      $    743,600   $    683,100   $    814,500   $    600,600

     Shareholder Note         576,500         88,500        452,000         35,300
                         ------------   ------------   ------------   ------------
                         $  1,320,100   $    771,600   $  1,266,500   $    635,900
                         ============   ============   ============   ============

Note 5.  Note Payable

In January 1997, the Company entered into a $25,000 note payable. The note bears interest at 10% per annum, matured in October 1999 and is payable on demand. Accrued interest on the note was $20,000 and $17,500 at October 31, 2004 and 2003, respectively.

In exchange for payment of the outstanding principal of $25,000 made on behalf of the Company by the Investor subsequent to year-end, the holder of the Note Payable agreed to forgive all interest accrued on the note and release the Company from any related claims.

Note 6.  Other Liabilities

Other liabilities consist of the following at October 31:

                                       2004        2003
                                    ---------   ---------
     Licensing Arrangement          $ 330,000   $     -
     Litigation Settlement             20,000      20,000
     Other                              6,600       2,400
                                    ---------   ---------
                                    $ 356,600   $  22,400
                                    =========   =========

In February 2002, the Company entered into an arrangement (Licensing Arrangement) with a law firm to assist the Company in its efforts to license its intellectual property. Under the Licensing Arrangement, the law firm agreed to incur certain costs related to negotiating licensing arrangements on behalf of the Company in exchange for a share of future license revenues resulting from its efforts. The law firm was unable to effect any such licensing arrangements. In connection with the sale of the Company (see Note 9), the law firm accepted 500,000 shares of GraphOn Corporation stock valued at $230,000 and $100,000 in cash as settlement for any and all amounts potentially due it under the Licensing Arrangement.

In August 2001, a legal judgment (Litigation Settlement) was entered against the Company related to litigation over the usage of a domain name. In conjunction with the sale of the Company (see Note 9), the plaintiff accepted $20,000 in settlement of amounts due it.

Note 7.  Related Party Transaction

In 1997, the Company's president and majority shareholder purchased a note payable of the Company in exchange for a promissory note (Purchased Note) from the Company. At October 31, 2004 and 2003, $743,600 and $814,500 was due under this note and accrued interest of $683,100 and $600,600, respectively, was recorded by the Company.

At October 31, 2004 and 2003 accrued payroll of $3,100,000 and $2,550,000, respectively, was due the Company's president. The Company recorded $550,000 and $550,000 in salary expense for salary due the president during the years ended October 31, 2004 and 2003, respectively. In connection with the sale of the Company (see Note 9), the president agreed to forgive amounts due him related to the Purchased Note and accrued payroll.

A significant shareholder in the Company provided financing to the Company (see
Note 4) in exchange for a promissory note. At October 31, 2004 and 2003, $576,500 and $452,000 in principal, and accrued interest of $88,500 and $35,300 was due under this note, respectively. In conjunction with the sale of the Company (see Note 9), the shareholder received full payment on the note and accrued interest from the Investor.

In conjunction with the sale of the Company (see Note 9), its president and majority shareholder transferred 35,000 shares of GraphOn Corporation stock received by him in connection with the sale of the Company to the patent advisory firm (see Note 8).

Note 8.  Commitments and Contingencies

In January 2004, the Company's board of directors granted its president the option to convert all or any portion of accrued payroll due him into the Company's common stock at the fair market value of the Company's common stock at the time of conversion. No portion of accrued payroll was converted during 2004.

The Company occupied office facilities under a month-to-month rental agreement until June 2004. Rent for these facilities is approximately $3,000 per month.

The Company occupies storage facilities under a month-to-month rental agreement. Rent for these facilities is approximately $1,100 per month.

In total, the Company paid $33,500 and $46,000 for rental of these facilities in 2004 and 2003, respectively.

In July 2004, the Company entered into a Finder's Fee agreement with a patent advisory firm whereby the patent advisory firm aggreed to solicit a buyer for the Company in consideration of a 20% commission from the gross proceeds of the sale of the Company. In conjunction with the sale of the Company (see Note 9), the patent advisory firm accepted 1,697,500 shares of GraphOn Corporation common stock, including 35,000 shares from the Company's president and majority shareholder (see Note 7), with a value of $764,700 in connection with this agreement. In accordance with the settlement of its agreement, the patent advisory firm placed 175,000 of the shares into escrow, pending resolution of certain contingencies, for 18 months.

Note 9.  Subsequent Event

In December 2004, the Company entered into an agreement to be acquired by GraphOn Corporation (GraphOn) in exchange for 10,000,000 shares of GraphOn common stock, less the number of shares issued to settle certain pre-existing claims and contingent liabilities of the Company (see Note 8) and the number of shares with a value equivalent to the expense incurred by GraphOn in effecting the acquisition.

On January 31, 2005 the sale closed, and the Company's shareholders received a total of 7,402,500 shares of GraphOn common stock, net of 2,197,500 shares issued to settle various Company liabilities, including 1,697,500 shares that were issued to the patent advisory firm (see Note 8) and 400,000 shares with a value approximating the expenses incurred by GraphOn in effecting the acquisition. The Company's shareholders and patent advisory firm (see Note 8) have placed 1,825,000 and 175,000 shares of GraphOn common stock, respectively, into escrow to be used to settle any post-acquisition contingencies. The shares will be released from escrow on two separate dates. Any of the first 1,750,000 shares not returned to GraphOn under the terms of the acquisition agreement will be distributed to the shareholders eighteen months after the close of the sale. Any of the remaining 250,000 shares held not returned to GraphOn will be released at the later of thirty-six months after the close of the sale or the expiration of the statute of limitations applicable to certain tax matters as stated in the acquisition agreement.







              (Remainder of page intentionally left blank)

(b)   Pro Forma Financial Information


      On January 31, 2005, GraphOn Corporation (the "Company") acquired all of the outstanding common stock of Network Engineering Software, Inc. ("NES") in exchange for 9,600,000 shares of the Company's stock and $900,000 in cash. The acquisition was pursuant to an agreement between the Company and NES dated December 3, 2004.

      The unaudited pro forma balance sheet as of December 31, 2004, and the unaudited pro forma statement of operations for the year then ended give effect to the acquisition of NES as if it had occurred on January 1, 2004. The acquisition was accounted for using the purchase method. Accordingly, the assets acquired have been recorded at their estimated fair value, which is subject to adjustment. There were no liabilities acquired.

      The pro forma financial information may not be indicative of the results that actually would have occurred had the transaction been in effect on the dates indicated, nor does it purport to indicate the results that may be obtained in the future. The pro forma information should be read in conjunction with the financial statements and notes thereto of the audited NES financial statements for the years ended October 31, 2004 and 2003 and our Annual Report on Form 10-K for the year ended December 31, 2004.


















                 (Remainder of page intentionally left blank)


                                                     GRAPHON CORPORATION
                                        UNAUDITED CONDENSED PRO FORMA BALANCE SHEET
                                                   AS OF DECEMBER 31, 2004


                                                                               Pro Forma
Assets                                 GraphOn (1)           NES (2)           Adjustments          Pro Forma
-------------------------------       -------------       -------------       -------------       -------------
Current Assets:
 Cash and cash equivalents            $     675,300       $           -       $   2,050,000  (3)  $   2,725,300
 Accounts receivable                        518,900                   -                   -             518,900
 Other current assets                        24,100                   -                   -              24,100
                                      -------------       -------------       -------------       -------------
Total Current Assets                      1,218,300                   -           2,050,000           3,268,300
                                      -------------       -------------       -------------       -------------
Property and equipment, net                  75,400                   -                   -              75,400
Capitalized software, net                   273,700                   -                   -             273,700
Patents, net                                      -                   -           5,454,500  (4)      5,454,500
Related party note receivable               350,000                   -                   -             350,000
Deferred acquisition costs                  269,700                   -                   -             269,700
Other assets                                 37,300                   -                   -              37,300
                                      -------------       -------------       -------------       -------------
Total Assets                          $   2,224,400       $           -       $   7,504,500       $   9,728,900
                                      =============       =============       =============       =============
Liabilities and Shareholders
Equity (Deficit)
-------------------------------
Current Liabilities:
 Accounts Payable                     $     250,200       $      81,200       $     (53,600) (5)  $     277,800
 Accrued liabilities                        231,400                   -                   -             231,400
 Accrued wages                              260,100           3,100,000          (3,100,000) (5)        260,100
 Accrued interest                                 -             791,600            (791,600) (5)              -
 Notes payable                                    -           1,345,100          (1,345,100) (5)              -
 Deferred revenue                           689,800                   -                   -             689,800
 Other liabilities                                -             356,600            (356,600) (5)              -
                                      -------------       -------------       -------------       -------------
Total Current Liabilities                 1,431,500           5,674,500          (5,646,900)          1,459,100
                                      -------------       -------------       -------------       -------------
Long Term Liabilities:
 Deferred revenue                           426,600                   -                   -             426,600
                                      -------------       -------------       -------------       -------------
Total Liabilities                         1,858,100           5,674,500          (5,646,900)          1,885,700
                                      -------------       -------------       -------------       -------------
Commitments and contingencies

Shareholders Equity (Deficit):
 Preferred stock                                  -                   -                   -                   -
 Common stock                                 2,200                   -               2,500  (6)          4,700
 Additonal paid-in capital               46,930,700           2,696,400           5,351,100  (6)     54,978,200
 Notes receivable                           (50,300)                  -                   -             (50,300)
 Accumulated other
  comprehensive loss                           (400)                  -                   -                (400)
 Accumulated deficit                    (46,515,900)         (8,370,900)          7,797,800  (7)    (47,089,000)
                                      -------------       -------------       -------------       -------------
Total Shareholders
 Equity (Deficit)                           366,300          (5,674,500)         13,151,400           7,843,200
                                      -------------       -------------       -------------       -------------
Total Liabilities and
 Shareholders Equity (Deficit)        $   2,224,400       $           -       $   7,504,500       $   9,728,900
                                      =============       =============       =============       =============


                   See accompanying notes to the unaudited condensed pro forma financial statements


                                       GRAPHON CORPORATION
                       UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                     Pro Forma
Revenue:                      GraphOn (1)          NES (2)          Adjustments         Pro Forma
-------                      -------------      -------------      -------------      -------------
Product licenses             $   2,395,200      $           -      $           -      $   2,395,200
Service fees                     1,015,000                  -                  -          1,015,000
Other                              119,600                  -                  -            119,600
                             -------------      -------------      -------------      -------------
Total Revenue                    3,529,800                  -                  -          3,529,800
                             -------------      -------------      -------------      -------------
Cost of Revenue:
Product costs                      572,100                  -                  -            572,100
Service costs                      331,700                  -                  -            331,700
                             -------------      -------------      -------------      -------------
Total Cost of Revenue              903,800                  -                  -            903,800
                             -------------      -------------      -------------      -------------
Gross Profit                     2,626,000                  -                  -          2,626,000
                             -------------      -------------      -------------      -------------
Operating Expenses:
Selling and marketing            1,383,700                  -                  -          1,383,700
General and administrative       1,183,600          1,034,900            165,800 (8)      2,384,300
Research and development         1,500,900                  -                  -          1,500,900
                             -------------      -------------      -------------      -------------
Total Operating Expenses         4,068,200          1,034,900            165,800          5,268,900
                             -------------      -------------      -------------      -------------
Loss From Operations            (1,442,200)        (1,034,900)          (165,800)        (2,642,900)
                             -------------      -------------      -------------      -------------
Other Income (Expense)
Interest and other income           14,700                  -                  -             14,700
Interest and other expense               -           (138,200)           138,200 (9)              -
                             -------------      -------------      -------------      -------------
Total Other Income (Expense)        14,700           (138,200)           138,200             14,700
                             -------------      -------------      -------------      -------------
Net Loss                     $  (1,427,500)     $  (1,173,100)     $     (27,600)     $  (2,628,200)
                             =============      =============      =============      =============

Basic and diluted loss
 per common share            $       (0.07)     $       (0.07)     $        0.00      $       (0.06)
                             =============      =============      =============      =============
Weighted average common
 shares outstanding            21,307,966              80,142         25,143,457 (10)    42,550,979
                             =============      =============      =============      =============


                   See accompanying notes to the unaudited condensed pro forma financial statements

                (Remainder of page intentionally left blank)

GRAPHON CORPORATION
NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2004


(1) Derived from the audited financial statements of GraphOn Corporation for the year ended December 31, 2004.

(2) Derived from the audited financial statements of NES for the year ended October 31, 2004. Certain amounts have been reclassified to conform to GraphOn's basis of presentation.

(3) Entry gives effect to the net proceeds of the February 2, 2005 private placement of 148,148 shares GraphOn's Series A preferred stock, five-year warrants to purchase 74,070 shares of Series B preferred stock, and subsequent conversion of the Series A preferred stock into 14,814,800 shares of common stock, as of March 30, 2004, as if the private placement had occurred on January 1, 2004.

The aggregate purchase price of the preferred stock and warrants sold was approximately $4,000,000, of which GraphOn has expended, or expects to expend, approximately $1,584,000 in conjunction with the acquisition of NES (see Note 4) and approximately $366,000 related to the costs of the private placement, respectively.

(4) Entry records the estimated fair value (which is subject to adjustment) of the assets acquired in the NES acquisition (patents). There were no liabilities acquired in the transaction. The pro forma adjustment gives effect to one year of amortization, assuming an estimated life of 11 years and the use of the straight line method of amortization. The estimated fair value and net balance of the patents was calculated as follows:

Shares of GraphOn common stock issued                              9,600,000
Price per share                                                  $      0.46
                                                                 -----------
                                                                 $ 4,416,000
NES liabilities settled with cash:
Accounts payable                              $   81,200
Note payable (shareholder) *                     665,000
Other liabilities                                153,800
                                              ----------
Total NES cash settlements                       900,000
Transaction costs                                684,000
                                              ----------
Total amounts expended, or to be expended
in conjunction with the NES acquisition                            1,584,000
                                                                 -----------
Purchase price and estimated fair
 value of patents                                                  6,000,000
Less: one year's amortization                                       (545,500)
                                                                 -----------
Patents, net at December 31, 2004                                $ 5,454,500
                                                                 ===========

* Includes $88,500 of accrued interest.

(5) Entry gives effect to the settlement of all NES' liabilities upon the consummation of the acquisition as if the acquisition had occurred on January 1, 2004, as follows:

                                                                      Written
                              Pre-                                      Off
                           Acquisition      Cash        Stock           Upon
NES Liability:              Balance      Settlement   Settlement     Acquisition
-------------              -----------   ----------   ----------     ------------
Accounts payable           $    81,200   $  (81,200)  $        -     $          -
Accrued wages                3,100,000            -            -       (3,100,000)
Accrued interest               791,600      (88,500)           -         (703,100)
Notes payable                1,345,100     (603,700)           -         (741,400)
Other liabilities              356,600     (126,600)    (230,000)**             -
                           -----------   ----------   ----------     ------------
                           $ 5,674,500   $ (900,000)  $ (230,000)    $ (4,544,500)
                           ===========   ==========   ===========    ============

** 500,000 shares of common stock, valued at $0.46 per share, were issued to settle certain legal fees. All other NES liabilities that were not settled by cash were written off prior to the acquisition.

(6) Entries to common stock and additional paid in capital give effect to the $3,634,000 in net proceeds from the Series A preferred stock offering (see Note
3) and common shares valued at $4,416,000 issued to effect the NES acquisition (see Note 4), less the $2,696,400 of additional paid-in capital of NES eliminated upon acquisition, less $2,500 reclassified to common stock, reflecting the par value of the common shares issued to effect the NES acquisition and the conversion of the Series A preferred shares to common shares (see Note 3).

(7) Reflects the elimination of NES' accumulated shareholders' deficit of $8,370,900 adjusted for one year's amortization expense on the patents (see Note
4).

(8) Entry gives effect to the estimated net additional costs that would have been incurred if the NES acquisition had occurred on January 1, 2004, as follows:
                                                  Increase
                                                 (Decrease)
                                                -----------
Wages and related costs                         $  (254,100)
Amortization (see Note 4)                           545,500
Legal                                              (138,600)
Other                                                13,000
                                                -----------
                                                $   165,800
                                                ===========

(9) Entry reduces interest expense to zero, assuming all interest-bearing obligations of NES would have been settled on January 1, 2004 upon the acquisition and no interest would have been incurred, or paid, during the year ended December 31, 2004.

(10) Entry gives effect to the increase in weighted avereage common shares outstanding as a result of the common shares issued in conjunciton with the NES acquisition (see Note 4) and the conversion of the Series A preferred stock, to common shares, that were issued in conjunstion with the 2005 private placement (see Note 3).

(c)   Exhibits

Exhibit
Number     Description of Exhibits

2.1* Agreement and Plan of Merger and Reorganization dated December 3, 2004, by and among the Company, GraphOn Via Sub III Inc., GraphOn NES Sub, LLC, NES and Ralph Wesinger.
4.1**      Form of Warrant to purchase shares of Series B Preferred Stock.
4.2** Investor Rights Agreement, dated as of February 2, 2005, by and among the Company and the persons listed on Exhibit A thereto.
4.3** Holder Agreement, dated as of January 31, 2005, by and among the Company and the persons listed on Schedule A thereto.
10.1** Unit Subscription Agreement, dated as of February 2, 2005, by and among the Company and the persons listed on Exhibit A thereto.
10.2** Amendment to Financial Advisory Agreement, dated as of February 2, 2005, by and between the Company and Orin Hirschman.
------------------------------------------------------------------------

* Incorporated by reference from the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2004.
**         Filed with this Form 8-K.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GraphOn Corporation
                                          (Registrant)

                                      By: /s/ William Swain
                                          -----------------------
                                          William Swain
                                          Chief Financial Officer

Date:  April 18, 2005